UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.____)

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-1

Engine No. 1 ETF Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENGINE NO. 1 TRANSFORM 500 ETF

ENGINE NO. 1 TRANSFORM CLIMATE ETF

ENGINE NO. 1 TRANSFORM SUPPLY CHAIN ETF

c/o Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110-1548

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

August 31, 2023

Dear Shareholder,

On Friday, October 6, 2023, Engine No. 1 Transform 500 ETF, Engine No. 1 Transform Climate ETF and Engine No. 1 Transform Supply Chain ETF (each, a “Fund” and, collectively, the “Funds”), each a series of Engine No. 1 ETF Trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting will be held at 710 Sansome Street, San Francisco, CA 94111 and will begin at 9:00 a.m. Pacific time.1

The Special Meeting is being held to consider and vote upon the following proposals:

Proposal 1.	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and TCW Investment Management Company LLC (“TCW”).

Proposal 2.	To elect Andrew Tarica to the Trust’s Board of Trustees.

Proposal 3.	The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

After careful consideration, the Board of Trustees of the Trust has unanimously approved each of the proposals and recommends that shareholders vote “FOR” their approval, but the final approval requires your vote. The enclosed proxy statement, which I strongly encourage you to read before voting, contains further explanation and important details of the proposals.

Only shareholders of record who owned shares at the close of business on August 21, 2023 are entitled to vote their shares at the Special Meeting or any adjournment or postponement thereof. The proxy statement and proxy card will be provided to shareholders on or about August 31, 2023.

By Order of the Board of Trustees,

/s/ Jason LaMacchia

Secretary

Engine No. 1 ETF Trust

[1]

Fund Management at Engine No. 1 LLC, the investment adviser to each Fund, is sensitive to the health and travel concerns of the Funds’ shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the Securities and Exchange Commission’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. The Funds may consider imposing additional procedures or limitations on Special Meeting attendees or conducting the Special Meeting as a “virtual” shareholder meeting through the Internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. If the Special Meeting will be held virtually in whole or in part, a Fund will notify its shareholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting, including how shareholders can remotely access, participate in and vote at such meeting. The Funds plan to announce these changes, if any, at https://proxyvotinginfo.com/p/Engine2023, and encourage you to check this website prior to the Special Meeting if you plan to attend.

It is important that your shares be represented and voted at the Special Meeting, whether or not you attend the Special Meeting. You may authorize your proxy by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the business reply envelope provided. You may also authorize your proxy by telephone or on the Internet by following the instructions on the enclosed proxy card. If you attend the Special Meeting, you may withdraw your proxy and vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 6, 2023:

The proxy statement is available at: https://proxyvotinginfo.com/p/Engine2023

i

Engine No. 1 Transform 500 ETF

Engine No. 1 Transform Climate ETF

Engine No. 1 Transform Supply Chain ETF

c/o Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110-1548

SPECIAL MEETING OF SHAREHOLDERS

To Be Held On October 6, 2023

PROXY STATEMENT

INFORMATION ABOUT THE MEETING AND VOTE

Why is a Special Meeting of Shareholders (the “Special Meeting”) being held?

Engine No. 1 LLC (“Engine No. 1”) is the parent company of Fund Management at Engine No. 1 LLC (“Fund Management”), the investment adviser to each of Engine No. 1 Transform 500 ETF, Engine No. 1 Transform Climate ETF, and Engine No. 1 Transform Supply Chain ETF (each, a “Fund” and, collectively, the “Funds”), each a series of Engine No. 1 ETF Trust (the “Trust”). On July 21, 2023, Fund Management and Engine No. 1 entered into a purchase and sale agreement with The TCW Group, Inc. and TCW Investment Management Company LLC (“TCW”), pursuant to which, among other things, TCW will acquire Fund Management’s business of operating, sponsoring and advising the Funds (the “ETF Business”), including through the acquisition of the assets that are primarily used or held by Fund Management or its affiliates in the conduct of the ETF Business and the assumption of certain liabilities related to, arising from or in respect of the ETF Business (the “Transaction”). The closing of the Transaction may be deemed to constitute an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), of the current investment advisory agreement between the Trust, on behalf of the Funds, and Fund Management (the “Existing Advisory Agreement”), which would result in the automatic termination of the Existing Advisory Agreement. The closing of the Transaction is subject to customary closing conditions, including shareholder approval of the New Advisory Agreement (as defined below) by each Fund.

To provide for a continuous investment program for the Funds after the close of the Transaction, at a meeting of the Board of Trustees of the Trust (the “Board”) held on August 10, 2023, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) (the “Independent Trustees”), approved an interim investment advisory agreement between the Trust, on behalf of each Fund, and TCW (the “Interim Advisory Agreement”) and a new investment advisory agreement between the Trust, on behalf of the Funds, and TCW (the “New Advisory Agreement”). Under the 1940 Act, the approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. If a Fund’s shareholders approve the New Advisory Agreement, TCW will serve as the Fund’s investment adviser instead of Fund Management, effective following the closing of the Transaction.

The Interim Advisory Agreement allows for TCW to serve as the investment adviser of each Fund for up to 150 days following the consummation of the Transaction, in the event a Fund’s shareholders have not approved the New Advisory Agreement by the closing of the Transaction and TCW has waived certain closing conditions. Except for the change in the adviser entity, the 150-day term, a ten-day termination right by the Board or by the shareholders of each Fund, and provisions related to the escrow of investment advisory fees earned by TCW during the interim period, the Interim Advisory Agreement is the same in all material respects as the Existing Advisory Agreement.

At its meeting on August 10, 2023, the Board also approved, subject to shareholder approval and the closing of the Transaction, the election of Andrew Tarica as a Trustee of the Trust (the “Trustee Nominee”). If, prior to the Special Meeting, the Trustee Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person of their choice as nominee. The Trustee Nominee has consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why the Trustee Nominee would be unable or unwilling to serve if elected.

You are being asked to vote on a proposal to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and TCW (“Proposal 1”) and a proposal to approve Andrew Tarica as an Independent Trustee of the Trust (“Proposal 2,” and, together with Proposal 1, the “Proposals”).

What is the date of the Special Meeting and where will it be held?

The Special Meeting will be held on Friday, October 6, 2023 at the offices of Fund Management at 710 Sansome Street, San Francisco, California 94111, beginning at 9:00 a.m. Pacific time.

What will I be voting on at the Special Meeting?

At the Special Meeting, you will be asked to approve the New Advisory Agreement between the Trust, on behalf of the Funds, and TCW. You will also be asked to approve Andrew Tarica as an Independent Trustee of the Trust.

What are the terms of the New Advisory Agreement?

While the terms of the New Advisory Agreement proposed for the Funds are substantively similar to those of the Existing Advisory Agreement, there are certain differences, in provisions not required by the 1940 Act, between the New Advisory Agreement and the Existing Advisory Agreement, as described in detail under the “Comparison of the Existing Advisory Agreement and the New Advisory Agreement” section of this proxy statement. The management fee payable by the Funds will be the same under the New Advisory Agreement as it has been under the Existing Advisory Agreement. The New Advisory Agreement, as marked against the Existing Advisory Agreement, is attached to this proxy statement as Exhibit A.

What will happen if the New Advisory Agreement is not approved by shareholders?

The Interim Advisory Agreement will take effect with respect to a Fund on the closing of the Transaction if the New Advisory Agreement has not been approved by shareholders of that Fund and the Buyer waives certain closing conditions. The Interim Advisory Agreement allows TCW to serve as the investment adviser of each Fund for up to 150 days following the consummation of the Transaction. If shareholders of a Fund do not approve the New Advisory Agreement for that Fund, the Board will determine a course of action believed by the Board to be in the best interests of that Fund and its shareholders.

What will happen if Andrew Tarica is not approved by shareholders as Trustee?

In the event that the shareholders approve the New Advisory Agreement, but do not approve Mr. Tarica as Trustee of the Trust, TCW and the Board will determine a course of action they believe to be in the best interests of the Funds and their shareholders.

What will happen if the New Advisory Agreement is approved by shareholders of one Fund but not another?

The approval of the New Advisory Agreement by one Fund is not contingent on the approval of the New Advisory Agreement by any other Fund. If the shareholders of a Fund do not approve the New Advisory Agreement but Engine No. 1, Fund Management and TCW proceed to closing the Transaction, the closing may be deemed to result in the termination of the Existing Advisory Agreement of the Funds that have not approved the New Advisory Agreement. In such case, the Board will determine what action to take in the best interests of the shareholders of the relevant Funds in order to ensure continued management, including reliance on the Interim Advisory Agreement.

Who is entitled to vote at the Special Meeting?

Only shareholders of record as of the close of business on August 21, 2023, which we refer to as the “Record Date,” are entitled to notice of, to attend and to vote at the Special Meeting and any postponements or adjournments thereof. As of June 13, 2023, each Fund had the following number of issued and outstanding shares entitled to vote at the Special Meeting.

Number of Issued and Outstanding Shares
Engine No. 1 Transform 500 ETF	9,420,000

Engine No. 1 Transform Climate ETF	2,200,000

Engine No. 1 Transform Supply Chain ETF	200,000

How many votes do I have?

Each share has one vote on each Proposal to be considered at the Special Meeting or any postponement or adjournment thereof.

Do I have any appraisal rights in connection with my shares and the Proposals contained herein?

No. Shareholders do not have any appraisal rights in connection with their shares and the Proposals contained herein.

How may I vote?

You may vote either by attending the Special Meeting or by authorizing a proxy by telephone, on the Internet or by mail in accordance with the instructions provided below.

Your vote is important. By authorizing a proxy promptly, the expense of additional solicitations will be avoided.

You may authorize your proxy:

●	Via the Internet: www.proxyvote.com

●	By telephone. You may vote by calling 1 (800) 454-8683.

●	By mail. You may vote by proxy by filling out the enclosed proxy card and returning it in the envelope provided. Please allow sufficient time for your proxy card to be timely received prior to 11:59 p.m., Eastern Time, on October 5, 2023, which is the day before the Special Meeting.

Shares represented by valid proxies will be voted at the Special Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” the Proposals described in this proxy statement.

The Board does not intend to present, and has no information indicating that others will present, any business at the Special Meeting, other than as set forth in this proxy statement. However, if other matters requiring the vote of shareholders come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion in accordance with Proposal 3.

How can I change my vote or revoke a proxy?

To the extent discussed below, you may revoke your proxy and change your vote any time before voting occurs at the Special Meeting. You may change your vote using the Internet or telephone methods described herein, prior to 11:59 p.m., Eastern Time, on October 5, 2023, which is the day before the Special Meeting, in which case only your latest Internet or telephone proxy will be counted. Alternatively, you may revoke your proxy and change your vote by signing and returning a new proxy dated as of a later date before October 5, 2023, or by attending the Special Meeting and voting in-person. However, your attendance at the Special Meeting will not automatically revoke your proxy, unless you properly vote at the Special Meeting, or specifically request that your prior proxy be revoked by delivering, prior to the time at which voting occurs at the Special Meeting, a written notice of revocation to the Fund at the following address: 710 Sansome Street, San Francisco, CA 94111.

Will my vote make a difference?

Yes. Your vote is needed to ensure the Proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and will save significant additional expenses associated with soliciting shareholder votes.

What constitutes a “quorum”?

One-third of the shares of each Fund entitled to vote in person or by proxy on the Proposals shall be a quorum of each Fund for the transaction of business at the Special Meeting. Outstanding shares represented in person or by proxy (including shares that abstain or do not vote with respect to one or more of the Proposals) will be counted for purposes of determining whether a quorum is present at the Special Meeting.

 Whether or not a quorum is present, the Special Meeting may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning the meeting to another date and time provided that the meeting shall not be adjourned for more than six months beyond the originally scheduled meeting date. In addition, whether or not a quorum is present, the Special Meeting may be adjourned or postponed by, or upon the authority of, the Chair or the Trustees to another date and time provided that the meeting shall not be adjourned or postponed for more than six months beyond the originally scheduled meeting date. Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original meeting as determined by, or upon the authority of, the Trustees in their sole discretion without the necessity of further notice. The persons named as proxies will vote those proxies “FOR” such adjournment. Any business that might have been transacted at the Special Meeting as originally noticed may be transacted at any adjourned meetings at which a quorum is present.

Fund Management is sensitive to the health and travel concerns of the Funds’ shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the Securities and Exchange Commission’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. The Funds may consider imposing additional procedures or limitations on Special Meeting attendees or conducting the Special Meeting as a “virtual” shareholder meeting through the Internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. If the Special Meeting will be held virtually in whole or in part, a Fund will notify its shareholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting, including how shareholders can remotely access, participate in and vote at such meeting. The Funds plan to announce these changes, if any, at https://proxyvotinginfo.com/p/Engine2023, and encourage you to check this website prior to the Special Meeting if you plan to attend.

What vote is required to approve the Proposals?

Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The 1940 Act defines “a majority of the outstanding voting securities” of the Fund as (a) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less. The approval of the New Advisory Agreement by one Fund is not contingent on the approval of the New Advisory Agreement by any other Fund.

Approval of Proposal 2 requires the affirmative vote of a plurality of the shares voting at the Special Meeting. Approval of Proposal 2 is contingent on the closing of the Transaction.

Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular Proposal, but will not be counted as a vote in favor of such Proposal.

If a broker or nominee holding shares in “street name” indicates on the proxy that it does not have discretionary authority to vote as to a particular Proposal (as explained below), those shares will not be counted as present and entitled to vote with respect to such Proposal.

With respect to Proposal 1, abstentions and broker non-votes have the effect of a vote against the Proposal. With respect to Proposal 2, so long as a quorum is present, neither abstentions nor broker non-votes will have any effect on the outcome of the Proposal to elect the Trustee Nominee.

Shareholders of Record

If you are a shareholder of record, your properly executed proxy received prior to 11:59 p.m., Eastern Time, on October 5, 2023, which is the day before the Special Meeting, and not duly revoked, will be voted in accordance with your instructions marked thereon. However, if you sign and return a proxy card without giving specific voting instructions, then the persons named as proxies will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement. With respect to any other business that may be properly presented for a vote at the Special Meeting, the persons named as proxies will vote your shares in such manner as they may determine in their discretion in accordance with Proposal 3.

Broker-controlled shares

If you are a beneficial owner of Fund shares held by a broker or other custodian, you may instruct the broker or other custodian that holds your shares as to how to vote your shares via the voting instruction form included with this proxy statement. All voting instruction forms timely received by the broker or other custodian that holds your shares, and not duly revoked, will be voted in accordance with the instructions marked thereon. However, if you do not provide your broker or other custodian of your shares with specific voting instructions, then your shares are referred to as “broker non-votes”. The broker or other custodian cannot vote uninstructed shares on a “non-routine” matter, such as the New Advisory Agreement proposal, and will inform the inspector of election that it does not have the authority to vote on such matters with respect to your shares. As a result, in order for your vote to be counted on the Proposals, you must submit your voting instruction form to your broker or other custodian.

How will the final voting results be announced?

Voting results will be announced at the conclusion of the Special Meeting.

Will the Funds incur expenses in connection with the Special Meeting or the Proposals?

No. TCW and Engine No. 1 have agreed to bear all costs associated with the solicitation of proxies for the Special Meeting. Morrow Sodali LLC (“Morrow Sodali”) has been retained by Fund Management and TCW to assist in the solicitation of proxies at an expected cost that will not exceed $10,000 in the aggregate, plus the reimbursement of Morrow Sodali’s mailing expenses.

In addition to the solicitation of proxies by mail, proxies may be solicited by other means, including by telephone, facsimile and email, by Morrow Sodali and/or by Trustees, officers and employees of the Funds, Fund Management and/or TCW, none of whom will receive any additional compensation for their services.

In addition, neither the Funds nor their shareholders will bear any other costs associated with the Proposals.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted.

Only one proxy statement will be delivered to multiple shareholders sharing an address, unless the Trust has received contrary instructions. The Trust will furnish, upon written or oral request, a separate copy of the proxy statement to a shareholder at a shared address to which a single proxy statement was delivered. Requests for a separate proxy statement and other shareholder documents for the Funds, and notifications to the Trust that a shareholder wishes to receive separate copies in the future, should be made in writing to the Trust at Engine No. 1 ETF Trust, c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110 or by calling toll-free (866) 364-1383/(866) ENG1-ETF. Multiple shareholders who are sharing an address and currently receiving multiple copies of shareholder documents for the Fund may request to receive only one copy of such documents by calling toll-free (866) 364-1383/(866) ENG1-ETF.

How does the Board recommend voting on the Proposals?

The Board, including both of the Independent Trustees, recommends that you vote “FOR” each of the Proposals to be considered and voted on at the Special Meeting.

PROPOSAL 1 – APPROVAL OF NEW ADVISORY AGREEMENT

Background

Fund Management currently serves as each Fund’s investment adviser pursuant to the Existing Advisory Agreement. Engine No. 1 is the parent company of Fund Management. On July 21, 2023, Fund Management and Engine No. 1 entered into a purchase and sale agreement with The TCW Group, Inc. and TCW, pursuant to which, among other things, TCW will acquire Fund Management’s ETF Business, including through the acquisition of the assets that are primarily used or held by Fund Management or its affiliates in the conduct of the ETF Business and the assumption of certain liabilities related to, arising from or in respect of the ETF Business (the “Transaction”). The closing of the Transaction may be deemed to constitute an “assignment” under the 1940 Act of the Existing Advisory Agreement, which would result in the automatic termination of the Existing Advisory Agreement. Under the terms of the Existing Advisory Agreement, as required by the 1940 Act, an “assignment” results in its automatic termination. The closing of the Transaction is subject to customary closing conditions, including shareholder approval by each Fund.

To provide for a continuous investment program for the Funds, after the close of the Transaction, at a meeting held on August 10, 2023, the Board, including a majority of the Independent Trustees, approved the Interim Advisory Agreement and the New Advisory Agreement.

The Funds are seeking approval of the New Advisory Agreement between the Trust, on behalf of each of the Funds, and TCW, which, if approved by each Fund’s shareholders, will replace the Existing Advisory Agreement. While the terms of the New Advisory Agreement proposed for the Funds are substantively similar to those of the Existing Advisory Agreement, there are certain differences in provisions not required by the 1940 Act, as described in detail under the “Comparison of the Existing Advisory Agreement and the New Advisory Agreement” section of this proxy statement. The New Advisory Agreement, as marked against the Existing Advisory Agreement, is attached to this proxy statement as Exhibit A.

The 1940 Act requires that a new investment advisory agreement be approved by both a majority of trustees who are not parties to such contract or agreement or “interested persons” of any such party and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act. The Board is currently composed of three Trustees, two of whom are Independent Trustees. The Board, including both of the Independent Trustees, has approved the New Advisory Agreement and believes it to be in the best interest of each Fund and its shareholders. If approved by a majority of each Fund’s outstanding voting securities (as defined under the 1940 Act) at the Special Meeting, the New Advisory Agreement will become effective on the later of that date and the closing of the Transaction.

The shareholders of each Fund are being asked at the Special Meeting to approve the New Advisory Agreement between the Trust, on behalf of such Fund, and TCW for an initial term of two years. If the Trust enters into the New Advisory Agreement, the Existing Advisory Agreement with Fund Management would be terminated at such time. The Board believes that the approval of the New Advisory Agreement is in the best interest of the Funds and their shareholders and will benefit the Funds based on the considerations discussed below.

The Interim Advisory Agreement allows for TCW to serve as the investment adviser of each Fund for up to 150 days following the consummation of the Transaction, in the event a Fund’s shareholders have not approved the New Advisory Agreement by the closing of the Transaction and TCW has waived certain closing conditions. Except for the change in the adviser entity, the 150-day term, a ten-day termination right by the Board or by the shareholders of each Fund, and provisions related to the escrow of investment advisory fees earned by TCW during the interim period, the Interim Advisory Agreement is the same in all material respects as the Existing Advisory Agreement.

The Existing Advisory Agreement

The Existing Advisory Agreement is dated April 11, 2021 and was approved by the Board on February 23, 2021 in connection with Engine No. 1 Transform 500 ETF’s launch on June 22, 2021, on May 24, 2021 in connection with Engine No. 1 Transform Climate ETF’s launch on February 2, 2022, and on September 9, 2022 in connection with Engine No. 1 Transform Supply Chain ETF’s launch on February 14, 2023. With respect to Engine No. 1 Transform 500 ETF and Engine No. 1 Transform Climate ETF, the Existing Advisory Agreement was most recently approved by the Board on December 16, 2022 in connection with its annual continuance.2 The Existing Advisory Agreement was last approved by the initial shareholder of the Trust on February 23, 2021 prior to the public offering of shares of the Trust.

[2]	The Board’s meetings on February 23, 2021, May 24, 2021, and September 9, 2022 were virtual meetings in reliance on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act. The Board ratified each such approval at its next in-person meeting, held on December 16, 2022.

Under the Existing Agreement, the Funds pay a management fee to Fund Management, based on a percentage of each Fund’s average daily net assets, at the annual rate of 0.05% for Engine No. 1 Transform 500 ETF, 0.75% for Engine No. 1 Transform Climate ETF and 0.75% for Engine No. 1 Transform Supply Chain ETF.3 For the period from June 22, 2021 (commencement of operations of Engine No. 1 Transform 500 ETF) through October 31, 2021 and the fiscal year ended October 31, 2022, the Funds paid Fund Management the following investment advisory fees:

	Period from June 22, 2021 through October 31, 2021		Fiscal Year Ended October 31, 2022
Engine No. 1 Transform 500 ETF	$30,587		$155,576
Engine No. 1 Transform Climate ETF	$0	[1]	$454,977
Engine No. 1 Transform Supply Chain ETF	$0	[1,2]	$0	[2]

[1]	Engine No. 1 Transform Climate ETF and Engine No. 1 Transform Supply Chain ETF did not commence operations prior to October 31, 2021.
[2]	Engine No. 1 Transform Supply Chain ETF did not commence operations prior to October 31, 2022.

Other than the investment advisory fees noted above, the Funds did not make any material payments to Fund Management or any affiliated person of Fund Management during the last fiscal year of each Fund.

Under the Existing Advisory Agreement, Fund Management is responsible for substantially all expenses of each Fund, except (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to Fund Management hereunder; and (v) litigation expenses (including fees and expenses of counsel retained by or on behalf of the Trust or the Fund) and any fees, costs or expenses payable by the Trust or the Fund pursuant to indemnification obligations to which the Trust or the Fund may be subject (pursuant to contract or otherwise); and (vi) any extraordinary expenses, as determined by a majority of the Independent Trustees.

3	The Board, including the Independent Trustees, and the sole seed investor has approved the Existing Advisory Agreement for two other series of the Trust, Engine No. 1 Transform Scarcity ETF and Engine No. 1 Transform Health ETF, each of which has not yet launched. Like Engine No. 1 Transform Climate ETF and Engine No. 1 Transform Supply Chain ETF, Engine No. 1 Transform Scarcity ETF and Engine No. 1 Transform Health ETF each has an investment objective of long-term growth of capital. Like Engine No. 1 Transform Climate ETF and Engine No. 1 Transform Supply Chain ETF, Engine No. 1 Transform Scarcity ETF and Engine No. 1 Transform Health ETF each will pay a unitary management fee to the Adviser of 0.75% of the Fund’s average daily net assets, on the same terms as that paid for each other Fund.

Comparison of the Existing Advisory Agreement and the New Advisory Agreement

The New Advisory Agreement is substantively similar to the Existing Advisory Agreement. A summary of certain of the differences between the New Advisory Agreement and the Existing Advisory Agreement is included below. The management fee payable by the Funds will be the same under the New Advisory Agreement as it has been under the Existing Advisory Agreement. The following is intended to be an overview and is not intended to be a comprehensive description of all of the terms of the New Advisory Agreement, a form of which, marked against the Existing Advisory Agreement, is attached to this proxy statement as Exhibit A. The description below is qualified in its entirety by reference to the actual terms of the New Advisory Agreement.

The differences between the New Advisory Agreement and Existing Advisory Agreement are primarily the result of an effort on the part of TCW and the Funds to ensure consistency between the New Advisory Agreement and the existing form of investment advisory and management agreement between TCW and other registered investment companies advised by TCW (referred to herein as “TCW’s form of advisory agreement”). For example, provisions in the Existing Advisory Agreement relating to Board reporting obligations have been revised to more closely align with TCW’s form of advisory agreement. Additionally, certain provisions in the New Advisory Agreement have been revised for purposes of greater clarity, such as revisions aimed at reflecting that there may be certain situations in which it would be in the best interests of the Funds for proxy voting responsibilities not to be exercised by TCW. In general, where a provision in the New Advisory Agreement has been deleted, as shown in Exhibit A hereto, it was because a similar provision does not appear in TCW’s form of advisory agreement, and not because TCW anticipates managing the Funds in a materially different way than the Funds are being managed under the Existing Advisory Agreement.

Other differences between the Existing Advisory Agreement and New Advisory Agreement include: (i) a requirement that TCW perform its duties under the New Advisory Agreement in “material compliance” with the Funds’ and investment adviser’s policies and procedures, instead of in “complete compliance” with those policies and procedures as is required under the Existing Advisory Agreement, (ii) the removal of a requirement for the Adviser to notify the Trust immediately of any materials breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures, as well as (iii) a clarification that, under the New Advisory Agreement, the fees and expenses that will be paid by TCW under the Funds’ unitary management fee are only those incurred in the “ordinary course.” This clarification reinforces the Funds’ current unitary fee arrangement, under which litigation expenses and any extraordinary expenses, as determined by a majority of the Independent Trustees, would be the responsibility of the Trust rather than the investment adviser. None of these changes implicates any provisions of an investment advisory agreement that are required by the 1940 Act.

Information about TCW and Fund Management

TCW is a Delaware limited liability company having its principal offices at 865 S Figueroa Street, Los Angeles, California 90017. TCW is a wholly owned subsidiary of The TCW Group, Inc. (“Parent”), and a second-tier subsidiary of Clipper Holding, L.P. (“Holding”). Holding, in turn, is owned by management of the Parent; entities associated with the Carlyle Group, a global alternative asset manager; and Nippon Life Insurance Company, through its subsidiary, Nippon Life Americas, Inc. TCW is registered as an investment adviser under the Investment Advisers Act of 1940. The following table sets forth the principal executive officers and directors of TCW and their principal occupations. The business address of each such person is 865 S Figueroa Street, Los Angeles, California 90017.

Name	Position with TCW
Marc Stern	Board Member, Chairman
Richard Villa	Executive Vice President, Chief Financial Officer
Meredith Jackson	Executive Vice President, General Counsel, Secretary
Gladys Xiques	Global Chief Compliance Officer
Elizabeth Kraninger	Executive Vice President, Chief Operating Officer
Kathryn Koch	Board Member, President, Chief Executive Officer

Fund Management is a Delaware limited liability company having its principal offices at 710 Sansome Street, San Francisco, CA 94111. Fund Management is wholly owned by Engine No. 1, the managing member of which is Engine No. 1 LP, the general partner of which is Engine No. 1 GP LLC. Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The following table sets forth the principal executive officers and directors of Fund Management and their principal occupations. The business address of each such person is 710 Sansome Street, San Francisco, CA 94111.

Name	Position with Fund Management	Position with Trust
Jennifer Grancio	Chief Executive Officer	Trustee, President and Principal Executive Officer
David Swift	Chief Operating Officer	None
Sandra Kim-Suk	Chief Financial Officer	None
Nate Saint-Victor	General Counsel	None
Fitzann Reid	Head of Legal, ETFs and Chief Compliance Officer	None

The Trustees, other than Ms. Grancio, did not have any direct or indirect material interest in any material transactions since the beginning of the most recently completed fiscal year of each Fund, nor did the Trustees, other than Ms. Grancio, have any direct or indirect material interest in any material proposed transactions since the beginning of the most recently completed fiscal year of each Fund, to which Fund Management or TCW, or any parent or subsidiary of Fund Management or TCW or any subsidiary of such parent, was or is to be a party. Ms. Grancio, who is an “interested person” (as defined in the 1940 Act) of the Funds because she serves as Chief Executive Officer of Fund Management, and all of the Trust’s officers are employees of Fund Management or its affiliates. In addition, Ms. Grancio and certain other employees of Fund Management are expected to enter into employment agreements with TCW or its affiliates. Because of their positions with Fund Management or its affiliates and/or TCW or its affiliates, the officers and Interested Trustee will benefit from any management fees paid by the Funds. No Independent Trustee owns any securities or has any other material direct or indirect interest in Fund Management or TCW or any other person controlling, controlled by or under common control with Fund Management or TCW, currently or upon closing of the Transaction.

Section 15(f) of the 1940 Act

TCW has acknowledged and agreed that the Transaction is intended to qualify for the treatment described in Section 15(f) of the 1940 Act. Section 15(f) provides in substance that an investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale of securities of, or other interest in, such investment adviser that results in an assignment of an investment advisory contract so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board will meet this test assuming approval of Proposal 2.

Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor investment adviser), or any “interested person” (as defined in the 1940 Act) of such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Fund Management has represented that it does not have any express or implied understanding or arrangement that would, in connection with the ETF Business and the Funds, reasonably be expected to impose an “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on any Fund for purposes of Section 15(f) of the 1940 Act as a result of the Transaction. TCW has acknowledged and agreed that the Transaction is intended to qualify for the treatment described in Section 15(f) of the 1940 Act.

Board Considerations

In connection with the Transaction, the Board, assisted by independent legal counsel, requested information from Fund Management and TCW regarding the Transaction and its potential implications for the Funds. The Board discussed this information and received advice from independent legal counsel regarding its responsibilities in evaluating the Transaction and New Advisory Agreement.

The Trustees were kept apprised of the sale process throughout the period leading up to the execution of a final Purchase and Sale Agreement on July 21, 2023. The Independent Trustees separately discussed these matters throughout this period.

In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Trustees also took into account their multi-year experience as Trustees and particularly their consideration of the Existing Advisory Agreement between Fund Management and the Trust, on behalf of the Funds.

In the course of its deliberations regarding the New Advisory Agreement, the Trustees considered the following factors, among others: the nature, extent and quality of the services to be provided by TCW and its affiliates, including the personnel who would be providing such services; TCW’s financial condition; the proposed advisory fees; comparative fee and expense information for the Funds; information regarding the profitability of the Funds to Fund Management and representations by officers of Fund Management that the anticipated profitability of the Funds to TCW and its affiliates was not expected to change significantly in the near term; the direct and indirect benefits, if any, to be derived by TCW and its affiliates from their relationship with the Funds; and the effect of each Fund’s projected growth and size on each Fund’s performance and expenses.

In considering the nature, extent, and quality of the services to be provided to the Funds by TCW under the New Advisory Agreement, the Trustees took into account information provided by TCW relating to its operations and personnel, including, among other things, information on its investment, supervisory, and professional staff and descriptions of its organizational and management structure. The Trustees considered representations by officers of Fund Management that the same investment strategies would continue to be used in managing the Funds. The Trustees also took into account that all of the portfolio managers of the Funds other than Christopher James, and most of the Fund Management personnel currently providing executive and administrative services to the Funds, had agreed to be employed by TCW and/or its affiliates following the Transaction. The Trustees also discussed with officers of Fund Management who had agreed to become employees of TCW and/or its affiliates after the Transaction the analyst resources that would be available to support the Funds’ portfolio managers following the Transaction. The Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by TCW under the New Advisory Agreement.

The Board also requested and received assistance and advice from counsel to the Independent Trustees regarding applicable legal standards. The Board also heard oral presentations on matters related to the New Advisory Agreement. In deciding to approve the New Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling.

The Board considered that TCW and its affiliates collectively are a diversified asset manager with a robust mutual fund platform and other 1940 Act investment products including sub-advised ETFs; global distribution capabilities; and extensive back-office support, including accounting, legal, compliance, and other services.

Nature, Extent and Quality of Services. The Board considered the background information on the Fund Management personnel who would continue to be responsible for servicing the Funds, including their diverse financial industry experience. The Board considered that the research, analysis and portfolio construction approach for the Funds was not expected to change as a result of the Transaction. The Board observed that Engine No. 1 Transform 500 ETF was a passively-managed ETF and TCW would have the responsibility to track Transform 500 ETF’s benchmark to the best of its ability, recognizing that an index, unlike Transform 500 ETF, does not have expenses. The Board observed that each of Engine No. 1 Transform Climate ETF and Engine No. 1 Transform Supply Chain ETF was an actively-managed ETF and TCW would have the responsibility to manage the Fund’s investments to create long-term growth of capital to the best of its ability.

The Board also considered that the scope of services that TCW would provide under the New Advisory Agreement, including with respect to proxy voting and engagement, was not expected to differ substantively from the scope of services provided by Fund Management. For each Fund, the Board concluded that the nature, extent and quality of services proposed to be provided by TCW under the New Advisory Agreement were likely to benefit each Fund and its respective shareholders.

Performance. The Board considered the Funds’ historical performance under the Existing Advisory Agreement, noting that it was relevant as the current portfolio managers for all of the Funds (other than, with respect to Transform Climate ETF, Transform Supply Chain ETF and Transform Scarcity ETF, Christopher James) would continue to serve as portfolio managers of the Funds under the New Advisory Agreement. After discussion, the Trustees concluded that TCW was qualified to manage both an index fund and actively managed funds, and should be allowed the opportunity to manage the Funds, subject to the ongoing supervision of the Board.

Fees and Expenses. The Board noted TCW’s representation that the advisory fees charged to each Fund would not change following the closing of the Transaction. The Board therefore took into account comparative fee information that had been provided by Fund Management. With respect to Transform 500 ETF, the Trustees noted that the Fund’s proposed annual advisory fee was at the median of a peer group of core U.S. equity index ETFs and below the median of a peer group of broad U.S. equity ESG index ETFs. With respect to Transform Climate ETF, the Trustees noted that the Fund’s proposed annual advisory fee was at the median of a peer group of actively-managed thematic ETFs and above the median of a peer group of thematic index ETFs. With respect to Transform Supply Chain ETF, the Trustees noted that the proposed advisory fee was at the median of a peer group of actively-managed thematic ETFs and above the median of a peer group of thematic index ETFs.

The Board reviewed the proposed advisory fee schedule for the Funds. The Board noted that TCW, under the unitary fee arrangement contemplated by the New Advisory Agreement, would be responsible for substantially all other costs associated with managing and operating the Funds and that TCW would pay all distribution costs out of its own profits. The Board considered how these arrangements affected the expenses borne by each Fund’s shareholders. The Board noted that the total expense ratio was reasonable when taking into account the unitary fee arrangement. Based on these factors, the Trustees concluded that each Fund’s proposed advisory fee was not unreasonable.

Economies of Scale. The Trustees noted that potential economies of scale that may result from the Transaction would be considered further in future contract reviews.

Profitability. The Board noted that, while it was too early to reliably predict the profitability of TCW resulting from its relationship with the Funds, officers of Fund Management had represented that the anticipated profitability of the Funds to TCW was not expected to change significantly from the profitability to Fund Management of its relationship with the Funds in the near term. The Board noted that TCW has the financial resources to deliver high quality advisory services to the Funds for the foreseeable future. The Board considered whether TCW or any of its affiliates might receive other benefits as a result of its proposed relationship with the Trust or the Funds. The Board considered that TCW was not affiliated with any of the Funds’ other service providers, and therefore, would not benefit from those contractual relationships.

In considering the approval of the New Advisory Agreement, the Trustees also considered the following matters:

(i)	the strong support for the Transaction expressed by Fund Management and its current senior management team and their belief that the Transaction would benefit the shareholders of each Fund by giving the portfolio managers who would continue to be responsible for managing the Funds the opportunity to use the same investment strategies currently in use for the Funds while at the same time drawing upon TCW’s analyst resources and expertise in various asset classes to potentially provide shareholders with exposure to new asset classes (to the extent consistent with the Funds’ existing objectives and strategies) and providing the Funds with access to TCW’s global distribution capabilities and extensive back-office support;

(ii)	that the research, analysis and portfolio construction approach for the Funds was not expected to change as a result of the Transaction;

(iii)	that there were no increases in the management fees for any of the Funds planned for at least two years following the closing of the Transaction and that the current unitary fee structure would remain in effect;

(iv)	that the material terms of the New Advisory Agreement will be substantively similar to the terms of the Existing Advisory Agreement;

(v)	the financial condition and reputation of TCW, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong distribution and client service capabilities, and relationships in the asset management industry;

(vi)	the substantial resources of TCW and its affiliates in investment management, compliance, risk management, and information technology;

(vii)	the intention expressed by representatives of TCW to retain all of the portfolio managers of the Funds other than Christopher James and most of the Fund Management personnel currently providing executive and administrative services to the Funds; and

(viii)	TCW’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel.

In approving the New Advisory Agreement with TCW, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

The Trustees reached the following conclusions regarding the New Advisory Agreement, among others: (a) TCW has demonstrated that it possesses the capability and resources to perform the duties required of it under the New Advisory Agreement; (b) TCW is qualified to manage each Fund’s assets in accordance with each Fund’s investment objective and strategies; (c) TCW’s proposed investment strategies are appropriate for pursuing each Fund’s investment objective; and (d) the proposed advisory fees are reasonable in view of the quality of the services to be received by each Fund from TCW. Based upon the foregoing considerations, at an in-person meeting on August 10, 2023, the Trustees, including both of the Independent Trustees, unanimously approved the New Advisory Agreement and determined to recommend their approval to the shareholders of the Funds.

Vote Required

To become effective with regard to a Fund, the New Advisory Agreement must be approved by the affirmative vote of the holders of a majority of the outstanding voting securities shares of the Fund. The 1940 Act defines “a majority of outstanding voting securities” of the Fund as (a) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less. The approval of the New Advisory Agreement by one Fund is not contingent on the approval of the New Advisory Agreement by any other Fund.

The Board recommends a vote “for” the New Advisory Agreement.

PROPOSAL 2 – ELECTION OF TRUSTEE

Background

At a meeting held on August 10, 2023, and pursuant to the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and Amended and Restated By-Laws (“By-Laws”) of the Trust, the Board has proposed that, in connection with the Transaction, Andrew Tarica (the “Trustee Nominee”) be elected as a Trustee to hold office for an indefinite term in accordance with the Declaration of Trust and By-Laws. Mr. Tarica has consented to being named herein as a nominee and to serve if elected. The election of the Trustee Nominee is sought so that, pursuant to Section 15(f) of the 1940 Act (see discussion above), during the three-year period following the closing of the Transaction, at least 75% of the members of the Board will not be “interested persons” (as that term is defined in the 1940 Act) of either Fund Management or TCW. Only two of the three currently-serving Trustees are such Independent Trustees.

The tables below provide information concerning the Trustee Nominee and the other individuals serving as Trustees of the Trust, as of the date of this proxy statement. The Board believes that each of the Trustees, including the Trustee Nominee, have the experience, qualifications, attributes and skills appropriate to serve as a Trustee of the Trust, in light of the Funds’ business and structure. The significance or relevance of the Trustee Nominee’s or a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis.

The Trustee Nominee currently serves as a director/trustee on the boards of registered investment companies advised by TCW or its subsidiaries. The Board considered the benefits to the Funds of having a member of the Board who is familiar with the investment and organizational philosophies, capabilities, personnel and ethics of TCW and its subsidiaries.

Based on the Trustee Nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other Trustees, the Board has concluded that the Trustee Nominee should be elected to serve as Trustee. Additionally, below is a brief discussion of the experience, qualifications, attributes and/or skills of the Trustee Nominee and continuing Trustees that led the Board to conclude that each such individual should serve as a Trustee. There are no family relationships among any Trustees, the Trustee Nominee and executive officers of the Fund.

There are no arrangements or understandings between any Trustee, Trustee Nominee, Trust officer or any other person pursuant to which such Trustee, Trustee Nominee or Trust officer, acting other than solely in their capacities as such, are to be selected as Trustee, Trustee Nominee or Trustee officer.

Trustee Nominee

Name, Address, and Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Trustee Nominee	Other Directorships Held by Trustee Nominee
Independent Trustee Nominee

Andrew Tarica, 1959	Nominee for Trustee	Nominee for Trustee	Director of Fixed Income (since February 2022), Forest Road Securities (broker-dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 - January 2022), Cowen Prime Services (broker-dealer).	36

TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company)

Current Trustees

Name, Address, and Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Jack Gee, 1959	Trustee	2021	Retired. Managing Director and Chief Financial Officer and Treasurer, U.S. iShares at BlackRock (2004 to 2019)	3	Trustee, AIM ETF Products Trust, Trustee to Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust (2020 - present); Trustee, Esoterica Thematic Trust (2020 - 2020); Managing Director, BlackRock (2004 - 2019).

Elaine Orr, 1966	Trustee	2021	Director, Investments at Silicon Valley Community Foundation (2014 - 2016); Director, Global Business Development, Morningstar Investment Management (2012 - 2014).	3	Trustee, Board of Trustees for Federated City Employees Retirement System, for the City of San Jose, CA (2018 - present).

Interested Trustee

Jennifer Grancio, 1971	Chair of the Board	2020	Chief Executive Officer at Engine No. 1 (2020 - present); Managing Director and various roles at BlackRock (1999 - 2018).	3	Board Member, MannKind Corporation (2020 - present); Board Member, Harvest Savings & Wealth Technologies (2020 - present); Board Member, Ethic (2019 - present).

*	The address for each Trustee and Trustee Nominee is c/o Engine No. 1 ETF Trust, 710 Sansome Street, San Francisco, CA 94111.
**	Each Trustee serves, and the Trustee Nominee will serve, if elected, an indefinite term in accordance with the Declaration of Trust and By-Laws.

Officers

The Officers of the Trust, their addresses, positions with the Trust, years of birth and principal occupations during the past five years are set forth below. The address for each officer is c/o Fund Management at Engine No. 1 LLC, 710 Sansome Street, San Francisco, CA 94111. Officers are elected yearly by the Trustees.

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Jennifer Grancio, 1971	President and Principal Executive Officer	Since 2020	Chief Executive Officer at Engine No. 1 (2020 - present); Managing Director and various roles at BlackRock (1999 - 2018).

Joshua Hunter,* 1981	Chief Financial Officer and Treasurer	Since 2021	Fund Principal Financial Officer, Foreside Fund Officer Services, LLC (2015 - present); Vice President/Assistant Vice President, Treasury Services, JP Morgan Chase & Co. (2008 - 2015).

Roger E. Pries, Jr.,* 1965	Chief Compliance and Anti-Money Laundering Officer	Since 2023	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (2019 - present); Compliance Officer, Citi Fund Services, Inc (2016 - 2019); Vice President, Risk and Control Department, Citi Fund Services, (2007 - 2016).

Jason LaMacchia, 1974	Secretary	Since 2021	Director, ETF Product Management, Engine No. 1 (2021 - present); Business Consultant, JEL Consulting (2015 - present); Head of Relationship Management, ForUsAll (2019 - 2021); Vice President, AssetMark (2017 - 2018); Director and Principal, BlackRock (2004 - 2015).

*	Mr. Hunter and Mr. Pries serve as officers to other unaffiliated funds for which the Funds’ principal underwriter (or its affiliates) acts as distributor (or provider of other services).

Role of the Board; Committee Structure; Risk Oversight

The Board of the Trust consists of three (3) Trustees of whom two (2) are Independent Trustees. The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the investment adviser and other service providers to the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Trust’s investment adviser and other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (iv) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the investment adviser to the Trust and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the investment adviser to the Trust, the Board or its designee may meet with the investment adviser, as appropriate, to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ performance and the Funds’ investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and investment adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including its investment adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

Through discussions with, and reports provided by, the Trust’s investment adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee can oversee how management and service providers identify and mitigate key material risks of the Funds.

As an integral part of its responsibility for oversight of the Funds in the interests of shareholders, the Board, as a general matter, oversees risk management of the Funds’ investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Funds. The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Trust’s investment adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Board Committees

The Board has an Audit Committee consisting solely of two (2) Trustees who are Independent Trustees. Jack Gee, an Independent Trustee, serves as the Chair of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four (4) times during the fiscal year ended October 31, 2022.

The Board also has a Nominating and Governance Committee consisting solely of the two (2) Trustees who are Independent Trustees. Elaine Orr, an Independent Trustee, is the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. In nominating candidates to the Board, the Nominating and Governance Committee takes into consideration such factors as it deems appropriate, including (i) whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person has any relationships that might impair his or her independence; (iii) whether nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of Independent Trustees on the Board; (iv) whether or not the person serves on a board of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (v) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Trustee; (vi) the contribution which the person can make to the Board and the Trust, with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating and Governance Committee may consider relevant; and (vii) the character and integrity of the person. In identifying potential nominees for the Board, the Nominating and Governance Committee may consider candidates recommended by one or more of the following sources: (1) the Trust’s current Trustees, (2) the Trust’s officers, (3) shareholders of the Trust (see below), (4) the Trust’s investment adviser and (5) any other source the Nominating and Governance Committee deems to be appropriate. The Trustee Nominee was recommended for consideration by the Nominating and Governance Committee by TCW in contemplation of the Transaction.

The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation in considering Trustee Nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy in this regard. The Board has adopted and approved a formal written charter for the Nominating and Governance Committee. A copy of the charter is attached as Exhibit B to this proxy statement. The Nominating and Governance Committee met one (1) time during the fiscal year ended October 31, 2022.

The Trust has not appointed an independent Chair or a Lead Independent Trustee. The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chair of the Board is an Interested Trustee. The Chair of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the Independent Trustees. The Independent Trustees believe that although the Chair is interested, the Chair will reasonably be able to facilitate meaningful dialogue between the Trust’s investment adviser and the Independent Trustees. The Board also considered that the Chair of each of the Audit Committee and the Nominating and Governance Committee is an Independent Trustee, which facilitates meaningful dialogue between the Trust’s investment adviser and the Independent Trustees with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Trust’s investment adviser. The Board reviews its structure on an annual basis.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. Fund Management’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust and Fund Management employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Trust’s investment adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board met four (4) times during the fiscal year ended October 31, 2022.

Remuneration of Trustees

Each current Independent Trustee is paid an annual retainer of $35,000 per calendar year for his or her services as a Board member to the Trust, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. In the event a special meeting of the Board is required, the Independent Trustees are paid $1,000 per each special meeting. The Chair of the Audit Committee and Nominating Committee are each paid an additional annual retainer of $5,000 per calendar year. Annual Trustee compensation may be reviewed periodically and changed by the Board.

For the fiscal year ended October 31, 2022, the Independent Trustees were paid the following aggregate compensation by the Trust:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Jack Gee, Trustee and Chair of the Audit Committee	$25,000	-	-	$25,621
Elaine Orr, Trustee and Chair of the Nominating and Corporate Governance Committee Chair	$25,000	-	-	$25,000

*	Includes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board.

Trustee Ownership of Shares of the Funds

The following table sets forth, for each Trustee and Trustee Nominee, the dollar range of equity securities beneficially owned by such Trustee or Trustee Nominee in each Fund and, on an aggregate basis, in all registered investment companies advised by Fund Management or TCW (“Family of Investment Companies”) that are overseen or to be overseen by the Trustee or Trustee Nominee. The information presented in the table is as of July 31, 2023.

Name of Trustee or Nominee	Dollar Range of Equity Securities in Engine No. 1 Transform 500 ETF	Dollar Range of Equity Securities in Engine No. 1 Transform Climate ETF	Dollar Range of Equity Securities in Engine No. 1 Transform Supply Chain ETF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Jack Gee	Over $100,000	$1-$10,000	$0	Over $100,000
Elaine Orr	$0	$0	$0	$0
Jennifer Grancio	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Andrew Tarica	$0	$0	$0	Over $100,000

As of July 31, 2023, none of the Independent Trustees or Independent Trustee Nominee, nor any immediate family member, owned shares of Fund Management, TCW or a principal underwriter of the Funds, nor does any such person own shares of a company controlling, controlled by or under common control with Fund Management, TCW or a principal underwriter of the Funds.

The following table sets forth, for each Trustee, Trustee Nominee and officer, the share ownership of the Funds. The information in the table is presented as of July 31, 2023.

Engine No. 1 Transform 500 ETF

Title of Class of Shares	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class so Beneficially Owned
Common Stock	Elaine Orr*	0 shares of Common Stock	0.00%
Common Stock	Jack Gee*	5,468.09 shares of Common Stock	0.25%
Common Stock	Jennifer Grancio*	19,316.00 shares of Common Stock	0.87%
Common Stock	Jason LaMacchia*	876.00 shares of Common Stock	0.04%
Common Stock	Roger Pries*	0 shares of Common Stock	0.00%
Common Stock	Joshua Hunter*	0 shares of Common Stock	0.00%

Engine No. 1 Transform Climate ETF

Title of Class of Shares	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class so Beneficially Owned
Common Stock	Elaine Orr*	0 shares of Common Stock	0.00%
Common Stock	Jack Gee*	144.56 shares of Common Stock	0.00%
Common Stock	Jennifer Grancio*	40,000.00 shares of Common Stock	0.40%
Common Stock	Jason LaMacchia*	600.00 shares of Common Stock	0.01%
Common Stock	Roger Pries*	0 shares of Common Stock	0.00%
Common Stock	Joshua Hunter*	0 shares of Common Stock	0.00%

Engine No. 1 Transform Supply Chain ETF

Title of Class of Shares	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class so Beneficially Owned
Common Stock	Elaine Orr*	0 shares of Common Stock	0.00%
Common Stock	Jack Gee*	0 shares of Common Stock	0.00%
Common Stock	Jennifer Grancio*	29,600.00 shares of Common Stock	14.80%
Common Stock	Jason LaMacchia*	300.00 shares of Common Stock	0.15%
Common Stock	Roger Pries*	0 shares of Common Stock	0.00%
Common Stock	Joshua Hunter*	0 shares of Common Stock	0.00%

*	The address of each beneficial owner is 710 Sansome Street, San Francisco, CA 94111.

Legal Proceedings

There are no material pending legal proceedings to which any Trustee or Trustee Nominee or affiliated person of such Trustee or Trustee Nominee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. During the past ten years, none of the Trustees, Trustee Nominee or Trust officers have been involved in any legal proceeding that would require disclosure under Item 401(f) of Regulation S-K.

Shareholder Communications

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified above for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Information Concerning Independent Registered Public Accounting Firm

The Board selected Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for each Fund for the Funds’ fiscal year ended October 31, 2022. Representatives of Cohen are not expected to be available at the Special Meeting, and will not have the opportunity to make a statement.

Audit Fees. The aggregate fees billed for the fiscal years ended October 31, 2022, and October 31, 2021, for professional services rendered by Cohen for the audit of the Trust’s annual financial statements or services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements was $29,000 and $14,000, respectively.

Audit Related Fees. The aggregate fees billed for the fiscal years ended October 31, 2022, and October 31, 2021, for assurance and related services rendered to the Trust by Cohen that are reasonably related to the performance of the audit of the Trust’s financial statements and are not “audit fees” as shown above was $0 and $4,000, respectively.

Tax Fees. The aggregate fees billed for the fiscal years ended October 31, 2022, and October 31, 2021, for professional services rendered to the Trust by Cohen for tax compliance, tax advice and tax planning was $6,000 and $3,000, respectively. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

All Other Fees. The aggregate fees billed for the fiscal years ended October 31, 2022, and October 31, 2021, for products and services provided by Cohen, other than the services reported as “audit fees,” “audit related fees” or “tax fees” above was $0 and $0, respectively.

Pursuant to the Trust’s Audit Committee Charter that has been adopted by the Audit Committee, the Audit Committee shall approve all audit and permissible non-audit services to be provided to the Trust and all permissible non-audit services to be provided to the Trust’s investment adviser or any entity controlling, controlled by or under common control with the Trust’s investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee has delegated to its Chairman the approval of such services subject to reports to the full Audit Committee at its next subsequent meeting.

The percentage of services described above as “audit related fees,” “tax fees,” and “all other fees” that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 0%; and Other Fees were 0% for the fiscal years ended October 31, 2021 and October 31, 2022, respectively. The aggregate non-audit fees billed by Cohen for services rendered to the Trust, and rendered to Fund Management (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Fund Management that provides ongoing services to the Trust were $6,000 for the period ending October 31, 2022 and $3,000 for the period ending October 31, 2021.

The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Fund Management (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Fund Management that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Cohen’s independence.

Vote Required

The approval of the Trustee Nominee requires the affirmative vote of a plurality of the shares voting at the Special Meeting. Approval of Proposal 2 is contingent on the closing of the Transaction. Therefore, no changes to the Trustees of the Trust would be made if the Transaction does not close.

The Board recommends a vote “for” the approval of the election of the Trustee Nominee named in this Proxy Statement.

OTHER BUSINESS

The Board is not aware of any other matters that will be presented for action at the Special Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, proxies will be voted in the discretion of the persons named in the proxy card in accordance with Proposal 3.

INFORMATION ABOUT THE TRUST AND THE FUNDS

The Trust is an open-end management investment company registered under the 1940 Act. It was formed as a Delaware statutory trust on October 26, 2020. It is expected that, if the Proposals are approved and the Transaction closes, the Trust and each Fund will be re-named under the TCW brand.

Each Fund is a series of the Trust. Engine No. 1 Transform 500 ETF is a diversified management investment company and Engine No. 1 Transform Climate ETF and Engine No. 1 Transform Supply Chain ETF are non-diversified management investment companies. The shares of each Fund are listed on the Cboe BZX Exchange, Inc. (“Cboe”). Shares trade on the Cboe at market prices that may differ from the shares’ net asset value (“NAV”).

The Funds offer and issue shares at their NAV only in aggregations of a specified number of shares (each, a “Creation Unit”). The Funds generally offer and issue shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Funds generally consists of 60,000 shares for Engine No. 1 Transform 500 ETF and 20,000 shares for Engine No. 1 Transform Climate ETF and Engine No. 1 Transform Supply Chain ETF. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities.

Annual and Semi-Annual Reports

The Trust’s Annual Report and Semi-Annual Report for the Funds are available at no charge by calling the toll-free number (866) 364-1383/(866) ENG1-ETF during normal business hours. Copies of such reports are also posted via EDGAR on the SEC’s website at www.sec.gov.

Principal Shareholders

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes. Other than as set forth above with respect to Trustees and officers, the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants.

Current Principal Underwriter

Foreside Financial Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the principal underwriter for shares of each Fund. Foreside is a registered broker-dealer and member of the Financial Industry Regulatory, Authority Inc.

Current Administrator

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110, is the Funds’ administrator, fund accountant, transfer agent and custodian. BBH is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Affiliated Broker Commissions

During the most recently completed fiscal year for each Fund, none of the Funds paid any commissions to an affiliated broker.

Date for Receipt of Shareholder Proposals for Subsequent Meetings of Shareholders

Under the Declaration of Trust, the Trust is not required to hold annual meetings of the Funds’ shareholders to elect Trustees or for other purposes. Except as described below, it is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In the event the Trust calls a meeting of shareholders for the purpose of electing one or more individuals as Trustees, any such shareholder may, as set forth in the Bylaws, nominate an individual or individuals (as the case may be) for election as a Trustee as specified in the Trust’s notice of meeting, if the shareholder’s notice required by the Bylaws shall be delivered to the Secretary of the Trust at the principal executive office of the Trust not earlier than the 150th day prior to such meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to such meeting or the tenth day following the day on which public announcement is first made of the date of the meeting and of the nominees proposed by the Trustees to be elected at such meeting. The public announcement of a postponement or adjournment of a meeting shall not commence a new time period for the giving of a shareholder’s notice as described above.

In order for shareholder proposals to be considered for inclusion in the proxy materials relating to a shareholder meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, any such proposals must be received at the offices of the Trust a reasonable time before the solicitation for that meeting is made.

Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at a meeting of shareholders of the Trust.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

New Advisory Agreement, marked against Existing Advisory Agreement

FORM OF INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated [ ~~, 2021~~______________], 2023, between [Engine No. 1 ETF Trust] (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and ~~Fund~~TCW Investment Management ~~at Engine No. 1~~Company LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”).

WHEREAS, the Adviser is engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust offers shares representing interests in each of the separate series listed on Schedule A attached hereto (each, a “Fund” and collectively, the “Funds”);

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to each of the Funds;

WHEREAS, the Trust may, from time to time, offer shares representing interests in one or more additional series (each, an “Additional Fund” and collectively, the “Additional Funds”);

WHEREAS, the Trust may desire to appoint the Adviser as the investment adviser with respect to one or more of the “Additional Funds” (each such Additional Fund when added to Schedule A hereto being referred to herein individually as a “Fund” and included in the term, the “Funds”);

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Funds on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Trust and the Adviser agree as follows:

1.	INVESTMENT DESCRIPTION; APPOINTMENT

(a) Investment Description. Each Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus (the “Prospectus”) relating to such Fund filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement on Form N-1A, as it may be periodically amended or supplemented and in accordance with exemptive orders and no-action letters issued to the Trust by the SEC and its staff.

(b) Appointment of Adviser. The Trust, on behalf of each Fund, hereby employs the Adviser to act as the manager and investment adviser of each Fund and to furnish, or arrange for its affiliates or ~~other~~ subadvisers to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust (the “Board” or the “Trustees”), for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations set out in this Agreement for the compensation provided for herein. The Adviser and its affiliates for all purposes herein shall be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Funds in any way or otherwise be deemed agents of the Funds.

2.	DUTIES OF THE ADVISER

(a) Management and Administrative Services. The Adviser shall perform, or arrange for the performance of, the management and administrative services necessary for the operation of each Fund, including administering shareholder accounts and handling shareholder relations. The Adviser shall provide the Funds with office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Funds, shall conduct relations with custodians, depositories, transfer agents, pricing agents, exchanges, ~~lead~~ market makers, authorized participants, dividend disbursing agents, other shareholder servicing agents, proxy voting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Adviser generally shall monitor each Fund’s compliance with investment policies and restrictions as set forth in filings made by the Fund under the federal securities laws. The Adviser shall make such reports to the Board of its performance of obligations hereunder ~~and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it shall determine to be desirable~~in the form the Board and the Adviser shall agree from time to time.

(b) Investment Advisory Services. Subject to the oversight~~, direction and approval~~ of the Board, the Adviser will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Funds (in such respect, and only for this limited purpose, the Adviser will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Fund’s investment objective(s) and policies. The Adviser will in general take such action as is appropriate to effectively manage each Fund’s investment practices.

In addition:

(1)	The Adviser will maintain and preserve the records specified in Section 17 of this Agreement and any other records related to each Fund’s transactions as are required under any applicable state or federal securities law or regulation, including: the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Advisers Act.

(2)	The Adviser shall notify the Trust immediately upon detection of ~~(i)~~ any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law~~; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures~~. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. The Adviser will promptly notify the Trust in the event: (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the compliance by the Adviser with the federal or state securities laws; or (ii) an actual change in control of the Adviser resulting in an assignment has occurred or is otherwise proposed to occur. ~~The Adviser shall notify the Trust immediately upon detection of any material breach of any of the Trust’s policies and procedures required by Rule 38a-1 under the 1940 Act.~~

(3)	The Adviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Trust, and will institute procedures reasonably necessary to prevent any “Access Person” (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Adviser and its employees, a copy of which it will provide to the Trust upon any reasonable request. ~~The Adviser shall ensure that its employees will comply in all material respects with the provisions of Section 16 of the Exchange Act, and to cooperate reasonably with the Trust for purposes of filing any required reports with the SEC or such other regulator having appropriate jurisdiction.~~

(4)	The Adviser will manage, or cause to be managed, the investment and reinvestment of the assets of each Fund in a manner consistent with each Fund’s investment objectives and policies as stated in its Prospectus. The Adviser also will manage, or cause to be managed, the investments of each Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements, if applicable) contained in the 1940 Act and the rules and regulations under the 1940 Act, any exemptive orders issued by the SEC applicable to the Funds or any relevant SEC staff no-action letter, Rule 6c-11 under the 1940 Act, listing standards under the applicable stock exchange and any applicable state securities law or regulation. The Trust will provide the Adviser with copies of any such SEC exemptive orders or SEC staff no-action letters. The Adviser shall perform quarterly and annual tax compliance tests with respect to each Funds’ compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), if applicable, and promptly furnish reports of such tests to any Subadviser (as defined below) after each quarter end to ensure that each Fund is in compliance with the Code, if applicable. The Adviser agrees to perform its duties hereunder in ~~complete~~material compliance with the Funds’ policies and procedures adopted pursuant to Rule 38a-1 of the 1940 Act, and the Adviser’s duties and obligations of Rule 206(4)-7 under the Advisers Act, including providing the Chief Compliance Officer of the Trust and/or the Board with such information, reports and certifications as they may reasonably request.

(5)	The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser, subject to specific criteria described in the Trust’s voting policies and procedures. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise, or make a determination not to exercise, its proxy voting responsibilities consistent with its fiduciary responsibilities to the Funds. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Funds. The Adviser shall provide or cause to be provided periodic reports and keep or cause to be kept records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Subadviser(s). The Adviser or a Subadviser may, to the extent consistent with its fiduciary duty to the Funds and with Rule 206(4)-6 under the Advisers Act, employ a third-party firm that specializes in corporate governance research and advising on proxy voting to assist the Adviser or Subadviser, subject to the Adviser’s or Subadviser’s oversight, in exercising the Adviser’s or Subadviser’s proxy voting responsibilities. The Trust further acknowledges that, to the extent consistent with its fiduciary duty to the Funds and with Rule 206(4)-6 under the Advisers Act, the Adviser or Sub-Adviser may vote proxies for securities held by the Trust differently than it votes proxies for the same securities held by other of the Adviser’s or Subadviser clients.

(c) Subadvisers. In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any relevant SEC staff no-action letter, employ, retain or otherwise avail itself of the services of other persons or entities (a “Subadviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Retention of one or more Subadvisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible for all acts and omissions of such Subadvisers, or other persons or entities, in connection with the performance of the Adviser’s duties hereunder unless otherwise agreed by the parties.

3.	INFORMATION AND REPORTS

(a) The Adviser will keep the Trust informed of developments relating to its duties as investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser will provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request. Additionally, upon the request of the Board, prior to each Board meeting, the Adviser will provide the Board, or cause any Subadviser to provide the Board, with reports regarding the management of the Funds during the most recently completed quarter~~, including certifications that each Fund is in compliance with its respective investment objectives and practices, the 1940 Act and applicable rules and regulations thereunder, and the requirements of Subchapter M of the Code, if applicable, and other information in such form as may be mutually agreed upon by the Adviser and the Trust. The Adviser also will certify quarterly to the Trust that it and its advisory persons have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Adviser has done to seek to ensure such compliance in the future. Annually, the Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38-a, concerning the Adviser’s Code of Ethics and compliance program, respectively, to the Trust~~. Upon written request of the Fund with respect to violations of the Code of Ethics directly affecting any Fund, the Adviser will permit representatives of the Trust to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

(b) The Adviser will provide the Trust with any information reasonably requested regarding its management of the Funds required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC. ~~The Adviser will promptly inform the Trust if any information in a Fund’s Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), to the Adviser’s knowledge is (or will become) inaccurate or incomplete.~~

4.	STANDARD OF CARE

The Adviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

5.	ADVISER’S DUTIES REGARDING FUND TRANSACTIONS

(a) Placement of Orders. The Adviser will take, or cause to be taken, all actions that it considers necessary to implement the investment policies of the Funds, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Funds with brokers or dealers that the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Funds’ agent to give instructions to the Funds’ custodian as to deliveries of securities or other investments and payments of cash for the Funds’ account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the oversight of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI, subject to provisions (b), (c) and (d) of this Section 5.

(b) Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in each Fund’s current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, in seeking the best overall terms available, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Trust a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. The Trust acknowledges that any such research may be useful in connection with other accounts managed by the Adviser. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

~~(c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Adviser will identify and provide a written description to the Board of all “soft dollar” arrangements that the Adviser maintains with respect to the Funds or with brokers or dealers that execute transactions for the Funds, if any, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party), if any, as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.~~

(~~d~~c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by that Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

6.	COMPENSATION

(a) For the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser an annual investment advisory fee equal to the amount set forth on Schedule A attached hereto of the average daily value of each Fund’s net assets, subject to any waiver by the Adviser of all or a portion of such compensation, as described below. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect thereto. All fees payable hereunder shall be accrued daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. In case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

(b) For the purpose of determining fees payable to the Adviser, the value of a Fund’s net assets will be computed at the times and in the manner specified in the Fund’s current Prospectus or SAI, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

(c) The Adviser may waive fees or reimburse expenses of a Fund to the extent necessary to maintain a Fund’s expense ratio at an agreed-upon amount for a period of time specified in a separate letter of agreement. The Adviser’s reimbursement of a Fund’s expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust’s payment to the Adviser for such month as provided in Section 6(a). The Trust may withhold the payment of fees under Section 6(a) to the extent the Adviser, under this Section 6(c), has any amount due and owing to the Trust.

7.	EXPENSES

(a) The Adviser. Except as otherwise provided in Section 7(b) of this Agreement, the Adviser agrees to pay all expenses incurred by the Trust, including but not limited to:

(1)	Salaries, Expenses and Fees of Certain Persons. All salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Adviser or its affiliates;

(2)	Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(3)	Registration Fees and Expenses. All ordinary course legal, registration, filing and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with, or other requirements of, regulatory authorities, and any amendments or supplements that may be made from time to time;

(4)	Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(5)	Independent Accountant and Trust Counsel Fees and Expenses. ~~The~~All ordinary course charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself;

(6)	Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(7)	Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations, as approved by the Trustees;

(8)	Bonding ~~and Insurance~~. All insurance premiums for fidelity bond and ~~other~~associated coverage, as approved by the Trustees;

(9)	Shareholder and Board of Trustees Meetings. All expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(10)	Independent Trustees. Compensation and expenses of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the ~~“~~“Independent Trustees~~”~~”) and fees and ordinary course expenses of counsel to the Independent Trustees;

(11)	Exchanges. All ordinary course fees and expenses charged by exchanges listing shares of the Funds;

(12)	Website. All fees and expenses related to posting information about the Funds in compliance with Rule 6c-11 under the 1940 Act on the applicable website including compensating third-party service providers for data feeds and other information necessary to make such postings;

(13)	Liquidity Risk Management Program. All fees and expenses related to the Funds maintaining a liquidity risk management program in compliance with Rule 22e-4 under the 1940 Act including compensating third-party service providers for providing liquidity analysis and classification of portfolio securities and other information necessary to operate the liquidity risk management program; and

(14)	Pricing and Valuation. All expenses of: (i) pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations; (ii) fair valuing Fund portfolio securities of which market prices are not readily available in compliance with Rule 2a-5 under the 1940 Act; and (iii) monitoring pricing vendors in compliance with Rule 2a-5 under the 1940 Act.

The Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable by that Fund to the Adviser pursuant to Section 6 hereof; provided, however, that if the amount of expenses paid by the Fund exceeds the fee payable to the Adviser pursuant to Section 6 hereof, the Adviser will reimburse the Fund for such excess amount.

(b) The Funds. The Trust, on behalf of each Fund, on a Fund-by-Fund basis out of the assets of the particular Fund for which an expense relates, agrees to pay all of the following expenses incurred by such Fund: (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to the Adviser hereunder; (v) litigation expenses (including fees and expenses of counsel retained by or on behalf of the Trust or any Fund) and any fees, costs or expenses payable by the Trust or any Fund pursuant to indemnification obligations to which the Trust or such Fund may be subject (pursuant to contract or otherwise); and (vi) any extraordinary expenses, as determined by a majority of the Independent Trustees.

8.	SERVICES TO OTHER COMPANIES OR ACCOUNTS

The Trust understands that the Adviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Funds have no objection to the Adviser and its affiliates so acting. The Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Funds and understand that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and such activities are not otherwise prohibited by applicable law.

9.	AFFILIATED BROKERS

The Adviser or any of its affiliates may act as broker or agent in connection with the purchase or sale of securities or other investments for the Funds, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI; (ii) the provisions of the 1940 Act and the Advisers Act and rules thereunder including Rule 17e-1 under the 1940 Act; (iii) the provisions of the Exchange Act, including, but not limited to, Section 11(a) thereof; and (iv) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Funds for these services in addition to the Adviser’s fees for services under this Agreement.

10.	CUSTODY

Nothing in this Agreement will require the Adviser to take or receive physical possession of cash, securities, or other investments of any Fund.

11.	TERM OF AGREEMENT; TERMINATION OF AGREEMENT; AMENDMENT OF AGREEMENT

(a) Term and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below. This Agreement shall become effective with respect to a Fund upon the commencement of the Adviser’s management of the Fund and shall remain in full force and effect continually thereafter, subject to renewal as provided in subparagraph (a)(~~ii~~iii) of this section and unless terminated automatically as set forth in in subparagraph (a)(iv) of this section hereof or until terminated as follows:

(i)	the Trust may cause this Agreement to terminate either upon sixty (60) days’ written notice to the Adviser by vote of its Board or with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund;

(ii)	the Adviser may at any time terminate this Agreement by not less than sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; ~~or~~

(iii)	this Agreement shall ~~automatically terminate~~continue in effect for two years from the date of its execution ~~unless~~and continue thereafter so long as its renewal is specifically approved at least annually ~~thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund~~in the manner required by the 1940 Act and the rules and regulations thereunder or any exemptive or interpretive relief applicable thereto; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder~~.~~ and any exemptive or interpretive relief applicable thereto;

(iv)	this Agreement shall terminate automatically in the event of its assignment.

Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of the assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

(b) Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund.

12.	REPRESENTATIONS AND COVENANTS OF THE TRUST

The Trust represents and covenants to the Adviser as follows:

(a) The Trust is a trust that is validly existing and in good standing under the laws of the State of Delaware. Each Fund is a duly established, separate series of the Trust. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or any Fund. The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and each Fund’s shares are (or will be prior to commencing operations with respect to any Additional Funds) registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

(b) The execution, delivery and performance by the Trust, on behalf of the Funds, of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust or any Fund.

13.	REPRESENTATIONS AND COVENANTS OF THE ADVISER

The Adviser represents and covenants to the Trust as follows:

(a) It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e) It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of those jurisdictions in which its activities require it to be so registered or licensed, and (iii) will promptly notify the Trust of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f) It has provided the Trust with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g) It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) each Fund’s investment objective, policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; (iii) the applicable exemptive orders or no-action letters issued by the SEC or its staff governing the Funds, as such orders or letters may be amended from time to time; (iv) the listing standards under the applicable stock exchange; (v) the provisions of the governing documents of the Trust, as such documents are amended from time to time; and (vi) any policies or directives as the Board may from time to time establish or issue and communicate to the Adviser in writing. The Trust, on behalf of the Funds, will promptly notify the Adviser in writing of changes to (ii), (iii), (iv), (v) or (vi) above.

(h) It will treat confidentially and as proprietary information of the Funds all records and other information relative to the Funds, and the Funds’ prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by each Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Funds.

(i) It is not the subject of any proceeding, investigation or inquiry brought by the SEC, the Financial Industry Regulatory Authority, Inc. (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

14.	LIMITATION OF LIABILITY OF ADVISER; INDEMNIFICATION

(a) Neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, any Fund or its shareholders in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust, any Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

(b) The Trust shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Adviser Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Adviser Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Notwithstanding the provisions of Section 14(a) to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser Indemnified Parties against or entitle or be deemed to entitle the Adviser Indemnified Parties to indemnification in respect of, any liability to the Trust or its security holders to which the Adviser Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

(c) The Adviser shall indemnify, defend and protect the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Trust Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Trust Indemnified Parties in or by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement. Notwithstanding the provisions of Section 14(a) to the contrary, nothing contained herein shall protect or be deemed to protect the Trust Indemnified Parties against or entitle or be deemed to entitle the Trust Indemnified Parties to indemnification in respect of, any liability to the Adviser to which the Trust Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Trust Indemnified Parties’ duties or by reason of the reckless disregard of the Trust Indemnified Parties’ duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

15.	NO LIABILITY OF OTHER FUNDS

This Agreement is made by the Trust, on behalf of its Funds, pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees or shareholders of the Funds individually, but bind only the property of that Fund and no other Funds of the Trust.

16.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

17.	RECORDS

(a) Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Trust, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Funds’ investments that are required to be maintained by the Funds pursuant to the 1940 Act with respect to the Adviser’s responsibilities under this Agreement (the “Funds’ Books and Records”).

(b) Ownership of Records. The Adviser agrees that the Funds’ Books and Records are the Trust’s property and further agrees to surrender them promptly to the Trust upon the request of the Trust; provided, however, that the Adviser may retain copies of the Funds’ Books and Records at its own cost. The Funds’ Books and Records will be made available, within two (2) business days of a written request, to the Funds’ accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to any Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Funds’ Books and Records will be returned to the Trust. The Adviser agrees that the policies and procedures it has established for managing the Funds, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Funds, will be made available for inspection by the Fund or its authorized representatives upon reasonable written request within not more than two (2) business days.

~~18.~~	~~SURVIVAL~~

~~All representations and warranties made by the Adviser and the Trust, on behalf of the Funds, in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.~~

~~19~~18.	GOVERNING LAW

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Delaware applicable to contracts formed and to be performed entirely within the State of Delaware, without regard to principles of conflicts of laws thereof, to the extent such principles would require or permit the application of laws of another jurisdiction, and in accordance with the applicable provisions of the 1940 Act. To the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.

~~20~~19.	SEVERABILITY

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

~~21~~20.	DEFINITIONS

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares. The term “including” means “including without limitation.”

~~22~~21.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

[ENGINE NO. 1 ETF TRUST]

By:
	Name:	Jennifer Grancio
	Title:	President

~~FUND MANAGEMENT AT ENGINE NO. 1 LLC~~ TCW INVESTMENT MANAGEMENT COMPANY LLC

By:
Name:
Title:

SCHEDULE A

Fund	Advisory Fee Rate
[Engine No. 1 Transform 500 ETF]	~~[ ]~~0.05% of the Fund’s average daily net assets
[Engine No. 1 Transform Climate ETF]	~~[ ]~~0.75% of the Fund’s average daily net assets
[Engine No. 1. Transform Supply Chain ETF]	0.75% of the Fund’s average daily net assets
[Engine No. 1. Transform Scarcity ETF]	0.75% of the Fund’s average daily net assets
[Engine No. 1 Transform Health ETF]	0.75% of the Fund’s average daily net assets

EXHIBIT B

Nominating and Governance Committee Charter

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose of Committee

The purpose of the Nominating and Corporate Governance Committee (“Committee”) of the Board of Trustees (“Board”) of Engine No. 1 ETF Trust (“Trust”) and its series (the “Funds”) is to oversee the board governance practices of the Trust and to identify and recommend individuals to the Board for nomination as members of the Board and its committees (including this Committee). The Committee shall report to the Board on its activities when appropriate.

Committee Membership

The Committee shall consist solely of two or more members of the Board who are not “interested persons” of the Trust or the Trust’s investment adviser as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), and are otherwise “independent” under the applicable rules of the Securities and Exchange Commission (each, an “Independent Trustee”).

The initial members of the Committee shall be appointed by the Board, including a majority of the Independent Trustees. Candidates to fill subsequent vacancies in the Committee shall be nominated by the Committee as set forth below and appointed by the Board. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Structure and Operations

The Committee shall designate one member as its chairperson. A majority of the members of the Committee shall constitute a quorum at any meeting. The Committee shall meet in person, by videoconference, or telephonically as appropriate for the conduct of its business at times and places determined by the Committee chairperson. In addition, actions may be taken by unanimous written consent when deemed necessary or desirable by the Committee. The Committee shall keep written minutes of its minutes, which minutes shall be maintained with the books and records of the Trust. Any action of the Committee shall require the vote of a majority of the Committee members present at the meeting at which such action is considered. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue.

Committee Duties and Responsibilities

The following are the duties and responsibilities of the Committee:

1.	To monitor developments in corporate governance of registered investment companies with a view to advising the Board and the Trust on policies, programs and procedures designed to assure compliance with legislative, regulatory and self-regulatory requirements applicable to investment company board governance and support initiatives by Trust service providers including investment advisers to the Funds designed that seek long-term shareholder value through Fund investments that have positive impact on jobs, workers, communities, and the environment.

2.	To assist the Chairperson of the Board in establishing agendas for the executive sessions of the Independent Trustees and coordinating with the Funds’ investment adviser and other service providers on agendas for regular meetings of the Board, and to make recommendations about the organization of Board meetings, including the frequency and timing.

3.	To make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof.

4.	To identify and evaluate individuals believed to be qualified to become Independent Trustees of the Trust, and to recommend to the Board the nominees to stand for election as trustees at meetings of shareholders, as applicable. In the case of a vacancy to be filled in the office of a trustee (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by shareholders. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate, as described below under “Selection of Trustee Candidates.” The Committee may consider candidates proposed by investment advisers of the Funds but is not required to do so.

5.	To identify Board members qualified to fill vacancies on any committee of the Board (including this Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee and the interplay of the candidate’s experience with the experience of other committee members.

6.	To review on a periodic basis Trustee fees and compensation.

7.	To review, as it deems necessary, and make recommendations with regard to the tenure of the Independent Trustees, including term limits and/or age limits.

8.	To make reports to the Board regarding its activities on a regular basis and make recommendations to the Board on matters within the scope of the Committee’s responsibilities as the Committee may deem necessary or appropriate.

9.	To perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members and to corporate governance matters.

10.	The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Selection of Trustee Candidates

In evaluating a person as a potential nominee to serve as a Trustee of the Trust, the Committee should consider, among other factors it may deem relevant, the following:

●	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Trust;

●	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Trust management, the investment adviser of the Trust, other Trust service providers or their affiliates;

●	whether nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of Independent Trustees on the Board;

●	whether or not the person serves on a board of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

●	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Trust;

●	the contribution which the person can make to the Board and the Trust (or, if the person has previously served as a Trustee of the Trust, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

●	the character and integrity of the person; and

●	whether or not the selection and nomination of the person would be consistent with the requirements of the Trust’s retirement policy.

When evaluating candidates for a position on the Board, the Committee shall consider the potential impact of the candidate, along with his/her particular experiences, on the Board as a whole. The diversity of a candidate’s background, experiences or individual qualities and attributes, when considered in comparison to those of other members of the Board, may or may not impact the Committee’s view as to the candidate.

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (1) the Trust’s current Trustees, (2) the Trust’s officers, (3) shareholders of the Trust (see below) and (4) any other source the Committee deems to be appropriate.

While the Committee is solely responsible for the selection and nomination of Trustees, it may consider nominees recommended by the Trust’s shareholders, but is not required to do so. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders.

Education and Self-Evaluation

The following are the duties and responsibilities of the Committee with respect to the education of its members and annual self-evaluations. The Committee shall oversee:

●	the Trust’s orientation for new elected members of the Board and continuing education process for the Board and assist the Board in its implementation;

●	the annual self-evaluation of the Trustees. In connection therewith, the Committee shall obtain comments regarding the Board’s performance from all Trustees and shall report annually to the Board with an assessment of the Board’s performance; and

●	the annual self-evaluation of each committee of the Board. In addition, the Committee shall at least annually review each committee’s performance, including its reporting to the full Board, and make such recommendations to the Board as the Committee deems appropriate.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee or a committee of the Board.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge the duties and responsibilities specified in this Charter, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, such as search firms used to identify trustee candidates, as it deems appropriate, without seeking approval of the Board or management. While it is expected that, in the normal course of business the Committee would consult with the other Independent Trustees in connection with any such retention, the Committee is not required to do so.

ENGINE NO.1

Exchange Traded Funds

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Follow the simple instructions.

Please detach at perforation before mailing.

"FUND NAME HERE"

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 6, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned having received Notice of the October 6, 2023 Special Meeting of Shareholders (the "Special Meeting") of the "Fund Name Here" ("the Fund") hereby appoints Jason LaMacchia and Fitzann Reid and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on August 21, 2023 (the "Record Date"), at the Special Meeting of Shareholders to be held at: 710 Sansome Street, San Francisco, CA 94111, on October 6, 2023 at 9:00 am., Pacific Time, and at any adjournments or postponements thereof (the "Special Meeting"), with all powers the undersigned would possess if then and there personally present (but without limiting the general authorization and power hereby given) to vote and act upon the following matters, (as more fully described in the accompanying Proxy Statement) in respect of all common shares of the Fund. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable — Sign in the box above

Date ______________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where mor than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/Engine2023

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board of Trustees of the Fund. It will be voted as specified.
If no specification is made, this proxy shall be voted FOR the proposal.

↓ Please detach at perforation before mailing. ↓

If any other matters properly come before the Meeting to be voted on, the proxy holders may, in their discretion, vote upon any other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
2.	To elect Andrew Tarica to the Trust's Board of Trustees.	☐	☐	☐

YOUR SIGNATURE ON THIS VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE